May 1, 2008

SUMMIT MUTUAL FUNDS, INC.

Summit Mutual Funds, Inc. is a mutual fund with twenty-one separate Portfolios, each with its own investment objective. We cannot assure you that any Portfolio will meet its objective.  This Prospectus offers two Portfolios within the Summit Pinnacle Series. Their investment objectives are:

The EAFE International Index Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index.  The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100 Index.

This prospectus contains information you should know before allocating your contract values to any of the Portfolios.  It should be read in conjunction with the separate account's prospectus describing the variable insurance contract. We suggest that you read this Prospectus and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission ("SEC") nor any state.  Neither the SEC nor any state has determined whether this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

SMFI CIGNA PINNACLE TWO

 5-08

TABLE OF CONTENTS

INTRODUCTION TO THE FUND

3

PORTFOLIO PROFILES

3

EAFE INTERNATIONAL INDEX PORTFOLIO

3

NASDAQ-100 INDEX PORTFOLIO

6

PORTFOLIO OPERATING EXPENSES

10

OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

11

FOREIGN SECURITIES

11

FOREIGN CURRENCY TRANSACTIONS

11

REPURCHASE AGREEMENTS

12

REVERSE REPURCHASE AGREEMENTS

12

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

12

OPTIONS ON SECURITIES INDEXES

14

LENDING PORTFOLIO SECURITIES

14

ACQUIRED FUNDS AND NOTES

14

MIXED AND SHARED FUNDING

15

OTHER INFORMATION

15

FUND MANAGEMENT

15

INVESTMENT ADVISER

15

ADVISORY FEE

16

SUBADVISER

16

OTHER MARKETING AND SERVICE ARRANGEMENTS

17

SHAREHOLDER INFORMATION

17

CAPITAL STOCK

17

PURCHASING AND REDEEMING SHARES

17

VALUATION OF PORTFOLIO SHARES

17

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

18

TAXES

18

EXCESSIVE TRADING

19

NASDAQ AND MSCI DISCLAIMERS

20

FINANCIAL HIGHLIGHTS

22

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INTRODUCTION TO THE FUND

This prospectus explains the objectives, risks and strategies of two of the Portfolios within the Summit Pinnacle Series of Summit Mutual Funds, Inc. (the "Fund"), each of which is advised by Summit Investment Partners, Inc. (the "Adviser").  The Portfolios are mutual funds used as investment options for variable annuity or variable life insurance contracts offered by insurance companies. Although you cannot purchase shares of the Portfolios directly, you can instruct your insurance company, subject to certain limitations, how to allocate your contract's values among the Portfolios.

Each Portfolio Profile below summarizes important facts about the Portfolio, including its investment objective, strategy, risks and past investment performance.  Investors should be aware that the investments made by a Portfolio and the results achieved by a Portfolio at any given time are not expected to be the same as those made by other mutual funds managed by the Adviser or a subadviser, including mutual funds with names, investment objectives and policies similar to the Portfolio.  More detailed information about the Portfolios' investment policies and strategies is provided after the Profiles, along with information about Portfolio expenses, share pricing and Financial Highlights for each Portfolio.

PORTFOLIO PROFILES

EAFE INTERNATIONAL INDEX PORTFOLIO

Investment Objective

The EAFE International Index Portfolio seeks investment results that correspond to the total return performance of common stocks as represented by the Morgan Stanley Capital International EAFE Index ("EAFE Index").  The EAFE Index emphasizes the stocks of companies in major markets in Europe, Australasia, and the Far East.

Investment Strategies

The Portfolio seeks to substantially replicate the total return of the securities comprising the EAFE Index, taking into consideration redemptions, sales of additional shares, and other adjustments described below.  The EAFE Index is an unmanaged index of common stocks comprised of 1,211 securities as of December 31, 2007, taken from the 21 MSCI country indices in developed foreign countries outside of North America that aims to include the top 85% of market capitalization in each industry group in each country. As of December 31, 2007, the market capitalization of the EAFE Index companies ranged from $156 million to $233 billion with a median level of $6.1 billion and an average level of $15.3 billion.  The EAFE Index is capitalization-weighted, meaning that a company whose securities have a high market capitalization will contribute more to the EAFE Index’s value than a company whose securities have a low market capitalization.

The Portfolio will invest primarily in common stocks of the companies that compose the EAFE Index. The Portfolio may also invest in EAFE iShares®.  EAFE iShares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the EAFE Index.  Additionally, the Portfolio may invest up to 20% of its assets (or 100% as a temporary strategy when the Portfolio has less than $50 million in net assets) in futures contracts and options that provide exposure to the stocks in the EAFE Index. The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio. The investments described in this paragraph are considered to have economic characteristics that are the same as those in the EAFE Index. The Portfolio may also add new investments in the future that it believes provide effective economic exposure to the EAFE Index.

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The Portfolio will typically not hold investments in common stocks of all of the companies in the EAFE Index. The Portfolio will typically choose to hold all of the stocks that make up the largest portion of the Index’s market capitalization value in approximately the same proportion as the Index. When choosing the smaller market capitalization stocks in the EAFE Index, the Portfolio will attempt to select a sampling of stocks that will match the industry and risk characteristics of these companies without buying all of those stocks. This approach attempts to maximize liquidity while minimizing costs.  At such time as the Adviser believes the Portfolio has achieved sufficient size, the Adviser may attempt to fully replicate the Index. Full replication would be achieved when the Portfolio holds all of the securities in the Index in the exact weightings as the Index.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments (described above) with economic characteristics similar to the stocks represented in the EAFE Index. While not required, the Portfolio generally will sell securities that the Index manager removes from the Index.  Although the Adviser will attempt to invest as much of the Portfolio's assets as is practical in stocks included among the EAFE Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.  In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

The Adviser may choose to invest in a foreign security indirectly by purchasing American Depositary Receipts (“ADRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign corporations. ADRs are issued by U.S. banks or trust companies and entitle the holder to all dividends and capital gains on the underlying shares. ADRs offer the exposure to the foreign security while reducing transaction, custody, and other expenses.

Primary Risks

An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

„

Valuation Risk:  The EAFE International Index Portfolio invests most of its assets in stocks that principally trade in foreign securities markets, many of which close prior to the time as of which the Portfolio determines its net asset value per share. Because the market value of these stocks occasionally may be materially affected by events that occur after the principal securities markets in which they trade have closed, but before the Portfolio prices its shares, the Board of Directors has adopted procedures to determine the fair market value of the Portfolio's investments in this type of situation. While these procedures are intended to prevent the Portfolio from determining its net asset value per share on the basis of market quotations that may be stale, and to discourage investors from trying to take inappropriate advantage of significant changes in the market values of the Portfolio's investments after the close of foreign markets, use of fair value pricing necessarily entails a certain amount of subjective judgment. Accordingly, the fair valuations of the Portfolio's investments may be different than the prices at which the Portfolio could actually sell the investments.

„

Market Risk:   The EAFE International Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods.  Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

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Tracking Error Risk:  The Portfolio may not track the performance of the Index for the various reasons, including, but not limited to the following:

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s

The Portfolio incurs administrative expenses and trading costs. The EAFE Index does not.

s

The Portfolio may not hold all of the stocks in the Index or may weight them differently than the Index.

s

The timing and magnitude of cash inflows and outflows from investors' purchases and redemptions may create balances of uninvested cash.

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Foreign Investment Risk:  Foreign markets may exhibit periods of higher volatility than those in the United States. Trading on many foreign exchanges can be more difficult, and costly, than trading in the United States. Taxes can also be imposed by foreign governments.

Foreign governments have occasionally limited the outflows of capital or profits to investors abroad, and political developments may impact the prices of foreign securities.

Financial reporting and accounting standards for companies in many foreign markets differ from those of the United States and may present an incomplete picture of a foreign company.

Generally, foreign exchanges are smaller and less liquid than U.S. markets. Stocks that trade infrequently, or in lower volumes, can be more difficult or costly to buy or sell. Relatively small transactions can have a disproportionately large effect on the price of stocks. In some situations, it may be impossible to sell a stock in an orderly fashion.

In many foreign jurisdictions there is less government regulation of securities markets, companies, and securities than domestically.  The resulting lack of full disclosure and conformity to standards can cause uncertainty and generally increases risks in foreign investing.

„

Currency Risk:  The Portfolio invests in foreign securities denominated in foreign currencies. Thus, changes in foreign exchange rates will affect the value of the Portfolio's holdings and its shares.

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Derivatives Risk:  The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives to meet shareholder redemptions, to gain exposure to various markets or to modify the characteristics of the portfolio without adding leverage.  The principal risk of derivatives used in this context is that returns on a derivative instrument might not be highly correlated and might be higher or lower than those of the security or securities for which it is being used as a substitute.  Futures may trade at prices above or below those of the underlying securities for a number of reasons, including daily limits imposed by the futures exchange.

„

Indexing Risk:  The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio’s benchmark index(indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.  In addition, because the Portfolio seeks to track the performance of its benchmark index, the Adviser/subadviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to the Portfolio's temporary defensive investment authority.

„

Temporary Defensive Risk:  The Portfolio may execute its temporary investment strategy during periods of uncertainty.    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or

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management’s reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client.  The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio’s long-term investment strategies.  During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the Class I shares of the EAFE International Index Portfolio.  The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception. The table shows how the Portfolio's average annual returns for one year, five years and since inception compare with those of the EAFE International Index.  Absent fee waivers and reimbursement of expenses, total returns would have been lower.  The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract.  If those contract fees and expenses were included, the returns would be lower.  Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.95% (quarter ending 06/30/03) and the lowest return for a quarter was -8.92% (quarter ending 03/31/03).

Average Annual Total Returns for Periods Ended December 31, 2007

	1 Year	5 Years	Since Inception*
EAFE International Index Portfolio	10.10%	19.52%	18.77%
EAFE International Index	11.17%	21.59%	21.06%

*November 12, 2002

NASDAQ-100 INDEX PORTFOLIO

Investment Objective

The Nasdaq-100 Index Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ-100 Index.

Investment Strategies

The Nasdaq-100 Index Portfolio seeks to substantially replicate the total return of the securities comprising the NASDAQ-100 Index, taking into consideration redemptions, sales of additional shares,

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and other adjustments described below.  The NASDAQ-100 Index is an unmanaged index of common stocks comprised of 100 common stocks of the largest domestic and international non-financial companies on the broader NASDAQ Composite Index based on market capitalization. As of December 31, 2007, the market capitalization of the NASDAQ-100 Index companies ranged from $2.4 billion to $272.1 billion with a median level of $8.3 billion and an average level of $21.9 billion.  The NASDAQ-100 Index is modified capitalization-weighted, meaning that companies whose securities have larger market capitalization will contribute more to the Index’s value than a company whose securities have a smaller market capitalization.

Precise replication of the capitalization weighting of the securities in the NASDAQ-100 Index is not feasible.  The Nasdaq-100 Index Portfolio will attempt to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of its net assets before expenses and the total return of the NASDAQ-100 Index.  A correlation of 100% would represent perfect correlation between the Portfolio and Index performance.  The correlation of the Portfolio's performance to that of the NASDAQ-100 Index should increase as the Portfolio grows.  There can be no assurance that the Portfolio will achieve a 95% correlation.

The Nasdaq-100 Index Portfolio may invest in Nasdaq-100 Shares®.  Nasdaq-100 Shares® are units of beneficial interest in a unit investment trust, representing proportionate undivided interests in a portfolio of securities in substantially the same weighting as the common stocks that comprise the NASDAQ-100 Index.

The Portfolio may invest in NASDAQ-100 Index futures contracts and options in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or minimize trading costs.  The Portfolio may also sell covered calls on futures contracts or individual securities held in the Portfolio.  As a temporary investment strategy, when the Portfolio has less than $50 million in net assets, the Portfolio may invest up to 100% of its assets in such futures and/or options contracts.

Under normal circumstances, the Portfolio will invest at least 80% of its assets in investments with economic characteristics similar to the stocks represented in the NASDAQ-100 Index.  While not required, the Portfolio will generally sell securities that the Index manager removes from the Index.  Although the Adviser will attempt to invest and maintain as much of the Nasdaq-100 Index Portfolio's assets as is practical in stocks included among the NASDAQ-100 Index and futures contracts and options relating thereto under normal market conditions, a portion of the Portfolio may be invested in money market instruments pending investment or to meet redemption requests or other needs for liquid assets.  In addition, for temporary defensive purposes, the Portfolio may invest in government securities, money market instruments, or other fixed-income securities, or retain cash or cash equivalents.

Primary Risks

An investment in the Portfolio entails investment risk, including possible loss of the principal amount invested. The Portfolio's primary risks include:

„

Market Risk:  The Nasdaq-100 Index Portfolio's total return, like stock prices generally, will fluctuate within a wide range in response to stock market trends, so a share of the Portfolio could drop in value over short or even long periods.  Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

„

Investment Style Risk:  Stocks of companies or industries that are heavily weighted in the Nasdaq-100 Index, such as technology, telecommunications, internet and biotechnology companies, occasionally go through cycles of doing worse (or better) than the stock markets in general, as measured by other more broad-based stock indexes, or other types of investments.

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„

Concentration Risk:  The Nasdaq-100 Index Portfolio is subject to the risk of an investment portfolio that may be highly concentrated in a particular industry or related industries (e.g., technology) and, due to concentration in sectors characterized by relatively higher volatility in price performance, may be more volatile when compared to other broad-based stock indexes.  The Nasdaq-100 Index Portfolio is also subject to the risks specific to the performance of a few individual component securities that currently represent a highly concentrated weighting in the Index (e.g., Apple, Inc., Microsoft Corporation, Google, Inc., Qualcomm, Inc., etc.).

„

Correlation risk:  Because the Nasdaq-100 Index Portfolio has expenses, and the Nasdaq-100 Index does not, the Portfolio may be unable to replicate precisely the performance of the Index. While the Portfolio remains small, it may have a greater risk that its performance will not match that of the Index.

„

Nondiversification risk: Under securities laws, the Portfolio is considered a "nondiversified investment company."  The Portfolio is, however, subject to diversification limits under federal tax law that permit it to invest more than 5%, but not more than 25%, of its assets in a single issuer with respect to up to 50% of its total assets as of the end of each of the Portfolio's tax quarters.  Consequently, the Portfolio could be somewhat riskier than a more diversified fund because it has the ability to hold a larger position in a fewer number of securities, which makes the Portfolio more susceptible to a single economic, political or regulatory event. At any point in time, if following the investment strategy outlined above would put the Portfolio in jeopardy of failing to comply with the tax rules on diversification, the Portfolio intends to immediately alter its investment strategy to comply with the tax rules.  Such alteration could include reducing investment exposure, pro-rata, to those investments causing the Portfolio to be in jeopardy of violating the tax rules.

„

Derivatives Risk:  The Portfolio may invest in stock futures and options, and stock index futures and options. The Portfolio will not use these investments for speculative purposes or as leveraged investments that might exacerbate gains or losses. The Portfolio will invest in derivatives to meet shareholder redemptions, to gain exposure to various markets or to modify the characteristics of the portfolio without adding leverage.  The principal risk of derivatives used in this context is that returns on a derivative instrument might not be highly correlated and might be higher or lower than those of the security or securities for which it is being used as a substitute.  Futures may trade at prices above or below those of the underlying securities for a number of reasons, including daily limits imposed by the futures exchange.

„

Indexing Risk:  The net asset value of the Portfolio may be disproportionately affected by short and long-term changes in the characteristics of the companies whose securities make up the Portfolio’s benchmark index (indices), the general performance of such companies, modifications in the criteria for companies selected to make up the index, suspension or termination of the operation of the index, and the activities of issuers whose market capitalization represents a disproportionate amount of the total market capitalization of the index.  In addition, because the Portfolio seeks to track the performance of its benchmark index, the Adviser will pursue this investment objective regardless of the investment performance of the benchmark index and without regard to the availability of potentially more attractive investments, subject to the Portfolio's temporary defensive investment authority.

„

Temporary Defensive Risk:  The Portfolio may execute its temporary investment strategy during periods of uncertainty.    The reasons for the uncertainty may include, but not be limited to, market reaction to a significant event, such as a natural disaster or other economic or political turmoil, or management’s reaction to a significant event within the Portfolio, such as a pending material change in net assets resulting from of the loss of a large client.  The duration of such an event may be brief or last for an extended period of time until the Portfolio Manager believes that it is appropriate to resume the Portfolio’s long-term investment strategies.  During such a temporary defensive period, the Portfolio likely will not achieve its objective of closely matching the results of the Index. Its temporary objective will be to preserve capital.

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Bar Chart and Performance Table

The bar chart and table below provide an indication of the risk of investing in the Nasdaq-100 Index Portfolio.  The bar chart shows how the Portfolio's annual performance has varied from year to year since its inception.  The table shows how the Portfolio's average annual returns for one year, five years, and since inception compare with those of the Nasdaq-100 Index.  Absent fee waivers and reimbursement of expenses, total returns would have been lower.  The Portfolio's returns are net of its expenses, but do not reflect the additional fees and expenses of your variable annuity or variable life insurance contract.  If those contract fees and expenses were included, the returns would be lower.  Keep in mind that the Portfolio's past performance does not indicate how it will perform in the future.

During the period shown in the bar chart, the highest return for a calendar quarter was 34.74% (quarter ending 12/31/01) and the lowest return for a quarter was -36.22% (quarter ending 09/30/01).

Average Annual Total Returns for Periods Ended December 31, 2007

	1 Year	5 Years	Since Inception*
Nasdaq-100 Index Portfolio	18.50%	15.94%	-6.76%
NASDAQ-100 Index	19.24%	16.62%	-6.92%

*April 27, 2000

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PORTFOLIO OPERATING EXPENSES

This table describes fees and expenses of the Portfolios. The table does not reflect separate account or insurance contract fees and charges. Therefore, fees and charges would be higher if separate account and insurance contract fees and charges were included.

EXPENSES (as a percentage of average net assets)

			Acquired	Total Annual
	Management	Other	Fund Fees	Fund Operating
	Fees	Expenses	& Expenses	Expenses*
EAFE International Index Portfolio Class I **	.56%	.69%	.02%	1.27%
Nasdaq-100 Index Portfolio	.35%	.30%	.01%	.66%

*

Total Operating Expenses, exclusive of Acquired Fund Fees & Expenses (AFFE), in excess of .65% for the Nasdaq-100 Index Portfolio, exclusive of AFFE, are paid by the Adviser, pursuant to the contractual limit in the investment advisory agreement.

**

Total Operating Expenses in excess of 1.25% for the EAFE International Index Portfolio are paid by the Adviser, pursuant to the contractual limit in the investment advisory agreement. Also, the Adviser has voluntarily agreed to waive its fees and/or reimburse expenses of the Portfolio, to the extent necessary, to limit all expenses, exclusive of AFFE, to .95% of the average daily net assets of the Portfolio until May 1, 2009.

Note:

Total Annual Fund Operating Expenses reported above may not correlate to amounts reported in the Financial Highlights section because the Financial Highlights ratios do not include Acquired Fund fees and expenses.

EXAMPLE

Use the following table to compare fees and expenses of the Portfolios to other investment companies. It illustrates the amount of fees and expenses an investor would pay, assuming (1) a $10,000 investment, (2) 5% annual return, (3) redemption at the end of each time period, and (4) no changes in the Portfolios' total operating expenses.†  The purpose of this table is to help you understand the Fund expenses that you may bear indirectly through your purchase of an insurance contract.  This table does not include any contract or variable account charges.  Those charges, along with the Fund’s expenses, are contained in the prospectus for your contract.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
EAFE International Index Portfolio Class I	$130	$405	$701	$1,541
Nasdaq-100 Index Portfolio	$68	$212	$369	$825

†

The 5% annual return is a standardized rate prescribed for the purpose of this example and does not represent the past or future return of the Fund.

This table should not be considered a representation of past or future expenses.  Actual expenses may be more or less than those shown.

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OTHER INVESTMENT POLICIES, STRATEGIES AND RISKS

FOREIGN SECURITIES

The Nasdaq-100 Index Portfolio and EAFE International Index Portfolio are limited to investing in those foreign securities included in the respective Indexes.

Investing in foreign securities involves risks which are not ordinarily associated with investing in domestic securities, including:

•

political or economic instability in the foreign country;

•

diplomatic developments that could adversely affect the value of the foreign security;

•

foreign government taxes;

•

costs incurred by a Portfolio in converting among various currencies;

•

fluctuation in currency exchange rates;

•

the possibility of imposition of currency controls, expropriation or nationalization measures or withholding dividends at the source;

•

in the event of a default on a foreign debt security, possible difficulty in obtaining or enforcing a judgment against the issuer;

•

less publicly available information about foreign issuers than domestic issuers;

•

foreign accounting and financial reporting requirements are generally less extensive than those in the U.S.;

•

securities of foreign issuers are generally less liquid and more volatile than those of comparable domestic issuers;

•

there is often less governmental regulation of foreign exchanges, broker-dealers and issuers and brokerage costs may be higher than in the United States.

Foreign securities purchased by the Portfolios may include securities issued by companies located in countries not considered to be major industrialized nations. Such countries are subject to more economic, political and business risk than major industrialized nations, and the securities they issue may be subject to abrupt or erratic price fluctuations, and are expected to be more volatile and more uncertain as to payments of interest and principal. Developing countries may have relatively unstable governments, economies based only on a few industries, and securities markets that trade only a small number of securities. The secondary market for such securities is expected to be less liquid than for securities of major industrialized nations.

FOREIGN CURRENCY TRANSACTIONS

The EAFE International Index Portfolio may engage in forward foreign currency contracts ("forward contracts") in connection with the purchase or sale of a specific security or securities.  A forward contract involves an obligation to purchase or sell a specific foreign currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

The Portfolio may invest in foreign securities denominated in foreign currencies.  Thus, changes in foreign exchange rates will affect the value of the Portfolio’s holdings and shares.  The Portfolio will not enter into forward contracts for longer-term hedging purposes.  The possibility of changes in currency exchange rates will be incorporated into the long-term investment considerations when purchasing the investment and subsequent considerations for possible sale of the investment.  For example, if the applicable foreign currencies are strengthening in relation to the US dollar, the dollar-denominated value of the Portfolio’s investments will increase even if there is no change in the unit price of the securities on

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the foreign exchange.  The opposite will be true in periods when the US dollar is strengthening relative to foreign currencies.

REPURCHASE AGREEMENTS

A repurchase agreement is a transaction where a Portfolio buys a security at one price and simultaneously agrees to sell that same security back to the original owner at a higher price.  Each of the Portfolios may enter into repurchase agreement transactions from time to time. The Adviser reviews the creditworthiness of the other party to the agreement and must find it satisfactory before entering into the repurchase agreement. A majority of these agreements will mature in seven days or less. In the event of the bankruptcy of the other party, a Portfolio could experience delays in recovering its money, may realize only a partial recovery or even no recovery, and may also incur disposition costs.

REVERSE REPURCHASE AGREEMENTS

The Nasdaq-100 Index Portfolio and EAFE International Index Portfolio may enter into reverse repurchase agreements.  Under reverse repurchase agreements, the Portfolio transfers possession of portfolio securities to banks or broker-dealers in return for cash in an amount equal to a percentage of the portfolio securities' market value and agrees to repurchase the securities at a future date by repaying the cash with interest.  The Portfolio retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions.  While a reverse repurchase agreement is in effect, the custodian (when required) will segregate from other Portfolio assets an amount of cash or liquid high quality debt obligations equal in value to the repurchase price (including any accrued interest).  Since the Portfolio receives cash in return for transferring securities, the credit risk of the counterparty is not a material concern.  The Portfolio may be required to post additional collateral if the value of transferred securities falls below agreed upon levels.  Also, the Portfolio may be required to sell the transferred securities at the scheduled termination of a reverse repurchase agreement, and if adverse market conditions exist at that time, the Portfolio may incur a loss.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Nasdaq-100 Index Portfolio and EAFE International Index Portfolio will invest in derivatives to meet shareholder redemptions, to gain exposure to various markets, including protecting the price or interest rate of securities the Portfolio intends to buy, or to modify the characteristics of the portfolio without adding leverage.  The Portfolio may enter into futures contracts that relate to securities in which it may directly invest and indexes comprised of such securities and may purchase and write call and put options on such contracts.  Each Portfolio may invest up to 20% of its assets in such futures and/or options contracts.

A financial futures contract is a contract to buy or sell a specified quantity of financial instruments (such as U.S. Treasury bills, notes and bonds, commercial paper and bank certificates of deposit or the cash value of a financial instrument index at a specified future date at a price agreed upon when the contract is made).  A stock index futures contract is a contract to buy or sell specified units of a stock index at a specified future date at a price agreed upon when the contract is made.  The value of a unit is based on the current value of the contract index.  Under such contracts no delivery of the actual stocks making up the index takes place.  Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid.

Substantially all futures contracts are closed out before settlement date or called for cash settlement.  A futures contract is closed out by buying or selling an identical offsetting futures contract.  Upon entering into a futures contract, the Portfolio is required to deposit an initial margin with the custodian for the

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benefit of the futures broker.  The initial margin serves as a "good faith" deposit that the Portfolio will honor their futures commitments.  Subsequent payments (called "variation margin") to and from the broker are made on a daily basis as the price of the underlying investment fluctuates.  In the event of the bankruptcy of the futures broker that holds margin on behalf of the Portfolio, the Portfolio may be entitled to return of margin owed to it only in proportion to the amount received by the broker's other customers.  The Adviser will attempt to minimize this risk by monitoring the creditworthiness of the futures brokers with which the Portfolio does business.

Because the value of index futures depends primarily on the value of their underlying indexes, the performance of the broad-based contracts will generally reflect broad changes in common stock prices.  There is a risk that the correlation of returns from futures on an index will not exactly match the returns on the index itself.  Futures may trade at prices above or below that of the underlying securities for a number of reasons, including daily limits imposed by the futures exchange.  Additionally, because  the  Portfolio may not be invested in precisely the same proportion as the particular index, it is likely that the price changes of the Portfolio's index futures positions will not match the price changes of the Portfolio's other investments.

Options on futures contracts give the purchaser the right to assume a position at a specified price in a futures contract at any time before expiration of the option contract.

The Nasdaq-100 Index and EAFE International Index Portfolios may write and purchase covered put and call options on securities in which it may directly invest.  Option transactions of the Portfolio will be conducted so that the total amount paid on premiums for all put and call options outstanding will not exceed 5% of the value of the Portfolio's total assets.  Further, the Portfolio will not write put or call options or combination thereof if, as a result, the aggregate value of all securities or collateral used to cover its outstanding options would exceed 25% of the value of the Portfolio's total assets.

A call option is a short-term contract (generally nine months or less) which gives the purchaser of the option the right to purchase from the seller of the option (the Portfolio) the underlying security or futures contract at a fixed exercise price at any time prior to the expiration of the option period regardless of the market price of the underlying instrument during the period. A futures contract obligates the buyer to purchase and the seller to sell a predetermined amount of a security at a predetermined price at a selected time in the future. A call option on a futures contract gives the purchaser the right to assume a "long" position in a futures contract, which means that if the option is exercised the seller of the option (the Portfolio) would have the legal right (and obligation) to sell the underlying security to the purchaser at the specified price and future time.

As consideration for the call option, the buyer pays the seller (the Portfolio) a premium, which the seller retains whether or not the option is exercised. The selling of a call option will benefit the Portfolio if, over the option period, the underlying security or futures contract declines in value or does not appreciate to a price higher than the total of the exercise price and the premium. The Portfolio risks an opportunity loss of profit if the underlying instrument appreciates to a price higher than the exercise price and the premium. When the Adviser anticipates that interest rates will increase, the Portfolio may write call options in order to hedge against an expected decline in value of portfolio securities.

The Portfolio may close out a position acquired through selling a call option by buying a call option on the same security or futures contract with the same exercise price and expiration date as the option previously sold. A profit or loss on the transaction will result depending on the premium paid for buying the closing call option. If a call option on a futures contract is exercised, the Portfolio intends to close out the position immediately by entering into an offsetting transaction or by delivery of the underlying security (or other related securities).

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Options transactions may increase the Portfolio's portfolio turnover rate and attendant transaction costs, and may be somewhat more speculative than other investment strategies. It may not always be possible to close out an options position, and with respect to options on futures contracts there is a risk of imperfect correlation between price movements of a futures contract (or option thereon) and the underlying security.

OPTIONS ON SECURITIES INDEXES

The Nasdaq-100 Index and EAFE International Index Portfolios may purchase or sell options on the respective Indices named in their investment strategies, subject to the limitations set forth above and provided such options are traded on a national securities exchange or in the over-the-counter market.  Options on securities indexes are similar to options on securities except there is no transfer of a security and settlement is in cash.  A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded.

LENDING PORTFOLIO SECURITIES

Each Portfolio may lend portfolio securities with a value up to 33 1/3% of its total assets.  Such loans may be terminated at any time.  The Portfolio will continuously maintain collateral equal to not less than 100% of the current market value (on a daily marked-to-market basis) of the loaned securities plus declared dividends and accrued interest. The Portfolio will retain most rights of beneficial ownership, including the right to receive dividends, interest or other distributions on loaned securities.  Should the borrower of the securities fail financially, the Portfolio may experience delay in recovering the securities or loss of rights in the collateral.  Loans will be made only to borrowers that the Adviser deems to be of good financial standing.

ACQUIRED FUNDS AND NOTES

Acquired Funds and Notes track a securities or natural resources index or a basket of securities or commodities. In addition to a Portfolio's operating expenses, investors will indirectly pay a proportionate share of the operating expenses of the Acquired Funds and Notes. Thus, the expenses paid by an investor will be higher than if such investor had invested directly in the Acquired Funds and Notes.

The performance of each Portfolio that invests in shares of an Acquired Fund and Notes is directly related to the ability of that fund to meet its respective investment objective, as well as the Adviser’s allocation among the Acquired Funds and Notes. Accordingly, each Portfolio’s investment performance will be influenced by the investment strategies of and risks associated with the Acquired Funds and Notes in direct proportion to the amount of assets each Portfolio allocates to the Acquired Funds and Notes utilizing such strategies.

Each Acquired Fund and Note has a stated investment objective and is subject to various investment policies and restrictions. The Acquired Funds and Notes file financial and other information with the Securities and Exchange Commission (the "SEC"). Such information is publicly available at www.sec.gov, and no representation or warranty is hereby made as to the accuracy or completeness of any such information (the reference to the SEC's website is an inactive textual reference and information contained in, or otherwise accessible through, its website does not form a part of the Portfolios’ Prospectus or the Statement of Additional Information.

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MIXED AND SHARED FUNDING

The Fund offers its Pinnacle Series shares, without sales charge, only for purchase by separate accounts of  life insurance companies  (including advances made by the life insurer in connection with the operation of the separate account) affiliated with the Adviser and unaffiliated insurance companies to fund benefits under both variable annuity contracts and variable universal life insurance policies. The Fund may also offer its Pinnacle Series shares directly to certain tax-qualified plans. The Fund's Board of Directors will monitor the Fund for the existence of any material irreconcilable conflict among the interests of such variable annuity and variable life insurance contract owners and, if and when applicable, the interests of participants in such qualified plans investing in the Fund. Insurance companies whose contracts are funded by investment in the Fund, the Adviser, and if applicable, trustees of certain qualified plans, will report any potential or existing conflicts to the Directors of the Fund. If it is determined by a majority of the Board, or by a majority of its Independent Directors, that a material irreconcilable conflict exists, the relevant insurance companies, the Adviser or plan trustees will, at their expense and to the extent reasonably practicable (as determined by a majority of the Independent Directors), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict.

OTHER INFORMATION

In addition to the investment policies described above, each Portfolio's investment program is subject to further restrictions which are described in the Statement of Additional Information. Unless otherwise specified, each Portfolio's investment objectives, policies and restrictions are not fundamental policies and may be changed without shareholder approval. Shareholder inquiries and requests for the Fund's Statement of Additional Information or annual report should be directed to the Fund at 1-877-546-FUND (3863), or at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202-4025.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

FUND MANAGEMENT

INVESTMENT ADVISER

The Adviser is Summit Investment Partners, Inc., 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202.  Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages Summit Mutual Funds' business affairs.  The Adviser was incorporated under the laws of Ohio on August 18, 1986, as successor to the advisory business of Carillon Investments, Inc., the investment adviser for the Fund since 1984.  The Adviser is a wholly-owned subsidiary of The Union Central Life Insurance Company ("Union Central"), organized in 1867 under the laws of Ohio.  Union Central is an indirect subsidiary of UNIFI Mutual Holding Company (“UNIFI”).  Subject to the direction and authority of Summit Mutual Funds' board of directors, the Adviser manages the investment and reinvestment of the assets of each Portfolio and provides administrative services and manages Summit Mutual Funds' business affairs.

The Team Leader and Team Member who are primarily responsible for the day-to-day management of the Portfolios are identified below with a description of their role, title, length of service and business experience.  Team Members provide analysis (including monitoring cash flows, investing cash in investments that match the applicable index, checking changes to the index and maximizing the correlation of the portfolio to the index) and execute trades for the Portfolio.  The Team Leader also provides these services to the Portfolio and provides oversight and management to the Team Members.

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The Statement of Additional Information provides additional information about their compensation, other accounts managed, and ownership of Fund shares.

Portfolio	Manager	Role
Nasdaq-100 Index	Gary R. Rodmaker, CFA Kevin P. Aug, CFA	Team Leader Team Member
EAFE International Index	Sub-advised by World Asset Management, Inc. Theodore D. Miller	Portfolio Manager

Mr. Rodmaker is Managing Director of the Adviser and a Portfolio Manager for Investment Grade and High Yield Corporate Bond and Index accounts.  He has been affiliated with the Adviser since 1989 and has 20 years of investment management experience.

Mr. Aug is an Assistant Portfolio Manager for the Adviser.  He joined Summit in 2003 as an Investment Analyst for High Yield and Index accounts.  He has six years of investment management experience.

ADVISORY FEE

During the Fund's last fiscal year, the Fund paid the Adviser, as full compensation for all facilities and services furnished, a monthly fee computed separately for each Portfolio on a daily basis, at an annual rate, as follows:

Portfolio

Advisory Fee

EAFE International Index Portfolio

.56% of the average daily net assets.

Nasdaq-100 Index Portfolio

.35% of the average daily net assets.

A discussion regarding the basis of the Fund's board of directors approving the Fund's investment advisory and subadvisory arrangements is available in the Fund's annual report for the fiscal period ending December 31, 2007.

SUBADVISER

World Asset Management, Inc. a wholly-owned subsidiary of Comerica, Inc., 255 E. Brown Street, Suite 300, Birmingham, Michigan 48009, is the investment subadviser to the EAFE International Index Portfolio.

The Subadviser provides, subject to the Adviser’s direction, a portion of the investment advisory services for which the Adviser is responsible.  The services include investment research and advice with respect to securities, investments and cash equivalents in the Portfolio.  As compensation for its services, the Subadviser receives a monthly fee computed on a daily basis, at an annual rate, equal to: 0.10% of the first $100 million of the Portfolio’s daily net assets, 0.06% of the next $100 million of daily net assets, and 0.03% of daily net assets in excess of $200 million.  The fee is paid by the Adviser, not the Portfolio.

Theodore D. Miller of World Asset Management is primarily responsible for the day-to-day management of the EAFE International Index Portfolio.  Mr. Miller is Director, International Investment, and has been with World Asset Management since 1995.  Prior to that he was employed by Interaccios Global, Inc., Kidder Peabody & Co., Salomon Brothers and McDonald and Co. in various investment management positions.

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OTHER MARKETING AND SERVICE ARRANGEMENTS

The Adviser or its affiliates may pay fees to financial intermediaries out of their own assets (and not from the Portfolios) in exchange for services performed on behalf of the intermediaries’ customers.  Such payments and compensation, commonly referred to as “revenue sharing,” are in addition to the sales charges, 12b-1 plan fees and other fees paid to such financial intermediaries, and may be made to brokers and other financial intermediaries that provide services to the Portfolios and/or investors in the Portfolios, including (without limitation) shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the broker or other financial intermediary.  Compensation may also be paid to brokers and other financial intermediaries for inclusion of the Portfolios on a sales list, including a preferred or select sales list, in other sales programs, or as an expense reimbursement in cases where the broker or other financial intermediary provides shareholder services to fund shareholders.  The compensation received by financial intermediaries through sales charges, other fees payable with respect to the Portfolios, and/or revenue sharing arrangements for selling shares of the Portfolios may be more or less than the overall compensation on similar or other products and may influence your broker or other financial intermediary to present and recommend the Portfolios over other investment options available in the marketplace.

Revenue sharing payments are not reflected in the "Portfolio Operating Expenses" discussion above. Investors may obtain more information about these arrangements, including the conflicts of interests that such arrangements may create, from their brokers and other financial intermediaries, and should so inquire if they would like additional information.

SHAREHOLDER INFORMATION

CAPITAL STOCK

Shares (including fractional shares) of each Portfolio have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Portfolio. When issued, shares are fully paid and nonassessable and do not have preemptive or conversion rights or cumulative voting rights. The insurance companies will vote Fund shares allocated to their registered separate accounts in accordance with instructions received from their contract owners. They will also vote Fund shares allocated to registered separate accounts, for which no timely instructions are received, in proportion to the instructions that they do receive.  As a result, a small number of contract owners could determine the outcome of a vote. It is anticipated that The Union Central Life Insurance Company will have voting control of the Fund by virtue of the shares of the Fund allocated to its exempt separate accounts.

PURCHASING AND REDEEMING SHARES

Shares of each Portfolio are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and may be offered to qualified pension and retirement plans.  Investors do not deal directly with the Fund to purchase or redeem shares.  Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Portfolios.

VALUATION OF PORTFOLIO SHARES

Shares are purchased and redeemed at the net asset value per share of the Portfolios next determined after receipt and acceptance of a purchase order, or receipt of a redemption request, by the Fund or its agent. The net asset value of the shares of each Portfolio of the Fund is determined once daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time), on days during which there are purchases or redemptions of Fund shares, except:

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•

when the New York Stock Exchange is closed or

Portfolio shares are valued by:

•

adding the values of all securities and other assets of the Portfolio,

•

subtracting liabilities and expenses, and

•

dividing the resulting figure by the number of shares of the Portfolio outstanding.

Expenses, including the investment advisory fee payable to the Adviser, are accrued daily.

Securities held by the Portfolios, except for money market instruments maturing in 60 days or less, are valued at their market value if market quotations are readily available. Otherwise, including instances where a significant market event may impact the value of a portfolio security after the close of trading in the security, such securities are valued at fair value as determined in good faith under policies approved by the Fund's board of directors, although the actual calculations may be made by persons acting pursuant to the direction of the board.  All money market instruments with a remaining maturity of 60 days or less are valued on an amortized cost basis.

Valuing securities at fair value involves greater reliance on judgment than valuing securities that have readily available market quotations.  Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.  The Adviser makes such determinations in good faith in accordance with the Funds’ valuation procedures, with the goal of accurately reflecting the current value of each Portfolio’s portfolio holdings in the Portfolio's net asset value per share.  There can be no assurance that the Portfolios could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Portfolios determine their net asset value per share.

If Portfolio investments are traded in markets on days that are not business days of the Portfolio, the Portfolio's net asset value may vary on days when investors cannot purchase or redeem shares.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

Dividends from net investment income are declared quarterly for the Lehman Aggregate Bond Index Portfolio and annually for other Portfolios.  Any capital gains are distributed annually. Dividends and capital gains distributions will be reinvested automatically in additional shares.

TAXES

Each Portfolio has qualified and has elected to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will pay no federal income taxes on the amounts distributed.

Each Portfolio also intends to comply with the diversification requirements of Section 817(h) of the Code and the underlying regulations for variable annuity and variable life insurance contracts so that owners of these contracts should not be subject to federal tax on distributions of dividends and income from a Portfolio to the insurance company's separate accounts.  If a Portfolio fails to meet the diversification requirements under Section 817(h) of the Code, income earned with respect to these contracts could become currently taxable to the owners of the variable annuity and variable life insurance contracts and income for prior periods with respect to these contracts could also be taxable.

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Because insurance companies are currently the only shareholders of the Portfolios, no discussion is included herein as to the federal income tax consequences to shareholders. For information about the federal tax consequences of purchasing the contracts, see the prospectus for your contract.  See the Statement of Additional Information for further information about tax matters.

EXCESSIVE TRADING

The Portfolios are not intended for frequent or excessive trading or market timing.  Frequent trading into and out of a Portfolio can disrupt portfolio investment strategies, result in lower portfolio performance and increase portfolio expenses for all shareholders, including long-term shareholders who do not generate these costs.  In particular, the Portfolios may have difficulty implementing their long-term investment strategies if forced to maintain a higher level of their assets in cash to accommodate significant short-term trading activity resulting from market timing.  Excessive purchases and sales or exchanges of a Portfolio’s shares may force the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate short term trading activity.  In addition, a Portfolio may incur increased expenses if one or more investors engage in excessive or short-term trading.  For example, a Portfolio may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs without attaining any investment advantage.  Similarly, a Portfolio may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity.  If the Fund in unable to detect those shareholders engaging in market timing and/or excessive trading, the previously mentioned harms associated with excessive trading (lower portfolio performance, liquidity risks, increased portfolio expenses, etc.) may occur for the remaining investors.  Even if the Portfolios are able to avoid additional expenses related to the impact of excessive trading of its shares, excessive trading or market timing activities in the Acquired Funds may increase expenses.

The Portfolios are not designed to accommodate excessive trading and the Fund’s Board of Directors has adopted policies to discourage excessive trading of the Portfolios' shares. If you wish to engage in excessive trading, we request that you do not purchase shares of the Portfolios.  The Portfolios defines "excessive trading" as exceeding one purchase and sale involving a Portfolio within any 60-day period. Accordingly, you can move substantial assets from a Portfolio to another Portfolio and, within the next 60 days, sell your shares in that Portfolio to return to the first Portfolio.

The Fund monitors daily cash flows by account to detect possible excessive trading by individuals or groups.  When suspicious activities occur that may indicate the possibility of excessive trading, the Fund will contact the insurance company and request that they investigate the activity.  If excessive trading is found, in addition to any action that may be taken by the insurance company for excessive trading, the Fund will take the following actions if you exceed the number of trades described above: 1) the first time the Fund determines that you have traded excessively, the Fund or your insurance company will notify you in writing that your variable insurance product will be monitored for additional transactions in excess of the foregoing limits; 2) upon the second incidence of excessive trading by you, the Fund or your insurance company will bar you indefinitely from further purchases of shares of the Portfolio, including purchases in connection with exchange transactions.  Two types of transactions are exempt from the excessive trading guidelines: (1) redemptions that are not part of exchanges and (2) systematic purchases or redemptions made through an automatic investment plan or an automatic withdrawal plan.

The Fund may, in its sole discretion, take any variable insurance contract off of the list of monitored contracts, or restore suspended transfer privileges if it determines that the transactions were inadvertent or were not done with the intent to market time.  OTHERWISE, ALL OF THE POLICIES RELATED TO EXCESSIVE TRADING AND MARKET TIMING AS DESCRIBED IN THIS SECTION WILL BE APPLIED UNIFORMLY AND WITHOUT EXCEPTION.  Other trading activities may be detrimental to

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the Portfolios.  Therefore, variable insurance contracts may be placed on the list of monitored contracts despite the fact the contract owner has not exceeded the established transfer limits.

The Portfolios and their agents reserve the right not to accept in whole or in part, without prior notice, any purchase request, including exchange purchases from one Portfolio to another Portfolio, by any investor or group of investors indefinitely, for any reason, particularly if they believe that any combination of trading activity in the Portfolios is attributable to market timing or is otherwise excessive or potentially disruptive to the Portfolio.  Some of the factors that may be considered when determining whether or not to accept a purchase request may include, but not be limited to:

•

the number of transfers made in a defined period;

•

the dollar amount of the transfer;

•

the total assets of the Portfolio involved in the transfer;

•

the investment objectives of the particular portfolios involved in the transfers; and/or

•

whether the transfer appears to be a part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The trading history of accounts under common ownership or control may be considered in enforcing these policies.  Transactions placed through the same insurance company or plan sponsor on an omnibus basis may be rejected in whole or in part by a Portfolio.  Transactions accepted by your insurance company or plan sponsor in violation of the Fund’s excessive trading policy are not deemed accepted by the Portfolio and may be cancelled or revoked by the Portfolio on the next business day following the order by the insurance company.

While the Portfolios discourage excessive short-term trading and intend to apply their policies uniformly to all shareholders, the Portfolios cannot always know or reasonably detect such trading, particularly if it is facilitated by financial intermediaries or done through omnibus account arrangements. In addition, monitoring and discouraging excessive trading may require the cooperation of financial intermediaries, which cannot necessarily be assured.

NASDAQ AND MSCI DISCLAIMERS

"Nasdaq" and related marks are trademarks or service marks of The Nasdaq Stock Market, Inc. ("Nasdaq") and have been licensed for use for certain purposes by Summit Mutual Funds, Inc. and the Nasdaq-100 Index Portfolio.  The Nasdaq-100 Index is composed and calculated by Nasdaq without regard to Summit Mutual Funds.  Nasdaq makes no warranty, express or implied, and bears no liability with respect to the Nasdaq-100 Index Fund.  Nasdaq makes no warranty, express or implied, and bears no liability with respect to Summit Mutual Funds, its use, or any data included therein.

THE EAFE INTERNATIONAL INDEX PORTFOLIO IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY [LICENSEE]. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO

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TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND. ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.

NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

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FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Portfolios' financial statements, is incorporated by reference into the Statement of Additional Information and is available upon request. This information should be read in conjunction with the financial statements and notes thereto incorporated by reference into the Statement of Additional Information.

Computed on the basis of a share of capital stock outstanding throughout the period.

	EAFE International Index Portfolio – Class I Shares
	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 98.66	$ 81.98	$ 74.34	$ 64.41	$ 49.59

Investment Activities:
Net investment income / (loss)	1.00	1.46	1.59	1.00(3)	1.34
Net realized and unrealized gains / (losses)	8.80	18.83	7.59	10.42	14.49
Total from Investment Activities	9.80	20.29	9.18	11.42	15.83

Distributions:
Net investment income	(1.48)	(1.63)	(0.72)	(0.69)	(0.19)
Net realized gains	(2.21)	(1.98)	(0.82)	(0.80)	(0.82)
Total Distributions	(3.69)	(3.61)	(1.54)	(1.49)	(1.01)

Net asset value, end of period	$104.77	$98.66	$ 81.98	$ 74.34	$ 64.41
Total return	10.10%	25.56%	12.57%	18.02%	32.79%

Ratios / Supplemental Data:
Ratio of expenses to average net assets - net (1)	0.95%	0.95%	0.95%	0.95%	0.65%
Ratio of expenses to average net assets - gross	1.26%	1.29%	1.50%	1.69%	2.46%
Ratio of net investment income/(loss) to average net assets	1.48%	1.66%	1.75%	1.70%	2.14%
Portfolio turnover rate(2)	47.52%	44.33%	76.61%	55.49%	75.27%
Net assets, end of period (000's)	$118,631	$58,754	$44,084	$50,938	$16,565

(1)Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.
(2) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3) Per share amounts are based on average shares outstanding.

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FINANCIAL HIGHLIGHTS

(Continued)

Computed on the basis of a share of capital stock outstanding throughout the period.

	Nasdaq-100 Index Portfolio

	Year Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of period	$ 24.47	$ 22.97	$ 22.81	$ 20.72	$ 13.94

Investment Activities:
Net investment income / (loss)	(0.01)	0.02	0.02	0.12	(0.04)
Net realized and unrealized gains / (losses)	4.49	1.51	0.26	1.97	6.82
Total from Investment Activities	4.48	1.53	0.28	2.09	6.78

Distributions:
Net investment income	(0.00)(1)	(0.03)	(0.12)	---	---
Return of capital	(0.31)	---	---	---	---
Total Distributions	(0.31)	(0.03)	(0.12)	---	---

Net asset value, end of period	$ 28.64	$ 24.47	$ 22.97	$ 22.81	$ 20.72
Total return	18.50%	6.67%	1.30%	10.09%	48.64%

Ratios / Supplemental Data:
Ratio of expenses to average net assets - net(2)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets - gross	0.71%	0.76%	0.76%	0.79%	0.91%
Ratio of net investment income / (loss) to average net assets	-0.01%	0.05%	0.09%	0.61%	-0.31%
Portfolio turnover rate	13.28%	8.23%	13.86%	4.19%	3.97%
Net assets, end of period (000's)	$32, 822	$26,108	$26,330	$27,607	$23,350

(1) Amount is less than $0.005.
(2) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Adviser.

Pinnacle

SMFI-23

A Statement of Additional Information dated May 1, 2008, which contains further information about the Summit Pinnacle Series of the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.  In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.  A copy of the Statement of Additional Information or the Fund's annual and semi-annual reports may be obtained without charge by calling the Fund at 1-877-546-FUND, or by writing the Fund at 312 Walnut Street, Suite 2500, Cincinnati, Ohio 45202-4025.  Since the Portfolios are only available as an investment option for variable insurance products, and the Portfolios' disclosure documents should be read in connection with the prospectus for the applicable variable insurance product, the Fund does not make the Fund’s Statement of Additional Information or the Fund’s annual and semi-annual reports available on the Fund’s website.

The Fund's Statement of Additional Information, annual and semi-annual reports and certain other information about the Fund can be reviewed and copied at the SEC's public reference room (which will send copies of these documents upon request and for a fee).  Information about the operation of the SEC's public reference room may be obtained by calling the SEC at 1-202-942-8090.  Copies of Fund documents may be requested by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

These fund Documents and other information about the Fund are also available without charge at the SEC's web site: http://www.sec.gov.

File 811-04000 and 002-90309

Pinnacle

SMFI-24